SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):
                                December 23, 2002


                          Lehman Brothers Holdings Inc.
               (Exact name of registrant as specified in its charter)

                                     Delaware
                      (State or other jurisdiction of incorporation)


             1-9466                                          13-3216325
         (Commission File Number)             (IRS Employer Identification No.)

         745 Seventh Avenue
        New York, New York                                       10019
           (Address of principal                               (Zip Code)
            executive offices)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)




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Item 5.           Other Events and Regulation FD Disclosure

                  On December 20, 2002, Lehman Brothers Holdings Inc. reached an agreement in principle with the United States Securities and Exchange Commission, the New York State Attorney General's Office, the New York Stock Exchange, the National Association of Securities Dealers and the North American Securities Administrators Association (on behalf of state securities regulators) to resolve their investigations of Lehman Brothers Holdings Inc. relating to allegations of research analyst conflicts of interest. Pursuant to the agreement in principle, Lehman Brothers agreed, among other things, (i) to pay $50 million in retrospective relief, (ii) to contribute $25 million spread over five years to provide third-party independent research to clients, (iii) to contribute $5 million towards investor education and (iv) to adopt internal structural and operational reforms that will further augment the steps it has already taken to promote research analyst independence.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LEHMAN BROTHERS HOLDINGS INC.



                                           By:      /s/ Oliver Budde
                                               --------------------------------
                                                      Oliver Budde
                                                      Vice President





Date:  December 23, 2002